Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No. 333-141761) pertaining to Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 15, and to the use therein of our reports dated (a) March 30, 2012, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 30, 2012, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012